SPDR® SERIES TRUST

SPDR® MSCI USA StrategicFactorsSM ETF (the “Fund”)

Supplement dated April 3, 2018 to the Prospectus and Statement of Additional Information (the “SAI”) each dated October 31, 2017, as supplemented

Effective June 1, 2018, the frequency with which the Fund generally declares and pays dividends from net investment income will change as indicated in the table below and all references in the Prospectus and SAI are revised accordingly. Please visit www.spdrs.com for a complete listing of the Fund’s 2018 dividend distribution schedule.

Current declaration and payment of net investment income frequency	New declaration and payment of net investment income frequency
Quarterly	Semi-Annually

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

QUSSUPP2018